UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 25, 2018

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of Myers Industries, Inc. (the “Company”) previously approved, subject to shareholder approval, the Employee Stock Purchase Plan of Myers Industries, Inc. (the “Employee Stock Purchase Plan”). At the 2018 Annual Meeting of Shareholders of the Company held on April 25, 2018 (the “Annual Meeting”), the Company’s shareholders approved the Employee Stock Purchase Plan. A detailed summary of the material terms of the Employee Stock Purchase Plan appears in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2018 (the “Proxy Statement”). The foregoing description of the Employee Stock Purchase Plan is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan, which is filed as Annex A to the Proxy Statement and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Proxy Statement.

Proposal No. 1. Election of Directors.

The seven nominees listed below were elected as directors of the Company with the respective votes set forth opposite their names:

Name of Directors Elected	FOR	WITHHELD	BROKER NON-VOTE
R. David Banyard	25,097,030	119,479	2,467,886
Sarah R. Coffin	25,120,279	96,230	2,467,886
William A. Foley	25,083,957	132,552	2,467,886
F. Jack Liebau, Jr.	25,060,382	156,127	2,467,886
Bruce M. Lisman	25,081,672	148,181	2,467,886
Jane Scaccetti	25,081,672	134,837	2,467,886
Robert A. Stefanko	25,071,840	144,669	2,467,886

Proposal No. 2. Advisory Vote to Approve Executive Compensation

The non-binding advisory vote on executive compensation was approved. Voting results on this proposal were as follows:

For	24,934,439
Against	256,164
Abstain	25,906
Broker Non-Vote	2,467,886

Proposal No. 3. Vote to Approve the Employee Stock Purchase Plan

The adoption of the Employee Stock Purchase Plan was approved. Voting results on this proposal were as follows:

For	25,129,095
Against	60,157
Abstain	27,257
Broker Non-Vote	2,467,886

Proposal No. 4. Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018 was ratified. Voting results on this proposal were as follows:

For	27,586,368
Against	61,165
Abstain	36,862

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Employee Stock Purchase Plan, effective as of January 1, 2019, incorporated by reference to Annex A of the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2018	MYERS INDUSTRIES, INC.

	By:	/s/ R. David Banyard
R. David Banyard, President and Chief Executive Officer